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                                                                   Page 14 of 15

                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of November 9, 2005, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of POINT.360, and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                       MIDWOOD CAPITAL PARTNERS, L.P.

                                       By: Midwood Capital Management, LLC
                                               General Partner

                                       By: /s/ David E. Cohen
                                       ------------------------------------
                                       David E. Cohen
                                       Manager

                                       MIDWOOD CAPITAL
                                       PARTNERS QP, L.P.

                                       By: Midwood Capital Management, LLC
                                               General Partner

                                       By: /s/ David E. Cohen
                                       ------------------------------------
                                       David E. Cohen
                                       Manager

                                       MIDWOOD CAPITAL
                                       MANAGEMENT, LLC

                                       By: /s/ David E. Cohen
                                       ------------------------------------
                                       David E. Cohen
                                       Manager

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                                                                   Page 15 of 15

                                       DAVID E. COHEN

                                       By: /s/ David E. Cohen
                                       -------------------------------
                                       David E. Cohen

                                       ROSS D. DEMONT

                                       By: /s/ Ross D. DeMont
                                       -------------------------------
                                       Ross D. DeMont